Exhibit 10(a)

Consent of Independent Registered Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our report dated February 17, 2006, with respect to the statutory-basis financial statements and schedules of Monumental Life Insurance Company, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-138040) under the Securities Act of 1933 and Amendment No. 1 to the Registration Statement (Form N-4, No. 811-21961) under the Investment Company Act of 1940 and related Prospectus of Monumental Life Insurance Company Separate Account VA WM.

/s/ Ernst & Young LLP

Des Moines, Iowa

January 5, 2007